UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2020

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan		48033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act   ☐

Item 8.01.	Other Events.

On May 15, 2020, the Board of Directors (the “Board”) of Superior Industries International, Inc. (the “Company”) determined that its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held on June 22, 2020 at 10:00 a.m. Eastern Time. Due to health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and partners, the 2020 Annual Meeting will be a completely “virtual meeting” conducted via live audio webcast on the Internet. Stockholders of record of Company common stock and Series A Preferred Stock at the close of business on May 29, 2020, the record date for the 2020 Annual Meeting, will be entitled to notice of, and to vote at, the 2020 Annual Meeting.

In accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the Exchange Act), because the date of this year’s annual meeting has been changed by more than 30 calendar days from the date of the previous year’s meeting, the Company is required to inform stockholders of this change and advise stockholders of a revised deadline for the receipt of stockholder proposals intended for inclusion in the Company’s proxy materials for the 2020 Annual Meeting pursuant to Rule 14a-8 under Exchange Act (“Rule 14a-8”), which must be no later than a reasonable time before the Company begins to print and mail its proxy materials. In accordance with Rule 14a-8, the Company has set such deadline as 5:00 P.M. Eastern Time on May 24, 2020. Such proposals must be directed to the attention of the Company’s Corporate Secretary at 26600 Telegraph Rd., Southfield, MI 48033, must comply with the requirements of Rule 14a-8 and the interpretations thereof, and may be omitted from the Company’s proxy materials for the 2020 Annual Meeting if not in compliance with applicable requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: May 18, 2020	/s/ Matti Masanovich
Matti Masanovich
Executive Vice President and Chief Financial Officer